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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

               0-19289                                   31-1324304
    --------------------------------         ---------------------------------
        (Commission File Number)             (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio 43215-3976
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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  1. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by State Automobile Mutual Insurance Company ("State Auto Mutual"), which is the holder of approximately 67% of the outstanding common shares of State Auto Financial Corporation ("STFC"), on June 29, 2003.

                  2. Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a letter dated June 30, 2003, from Robert H. Moone, President and Chief Executive Officer of State Auto Mutual, to Gregory M. Shepard, a minority shareholder in STFC.

                  3. Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued jointly by State Auto Mutual and STFC on June 30, 2003.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Press release issued by State Automobile Mutual Insurance Company on June 29, 2003.

                  99.2              Letter dated June 30, 2003, from Robert H.
                                    Moone, President and Chief Executive Officer of State Automobile Mutual Insurance Company, to Gregory M. Shepard.

                  99.3 Press release issued jointly by State Automobile Mutual Insurance Company and State Auto Financial Corporation on June 30, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   State Auto Financial Corporation


Date:   June 30, 2003              By: /s/ Robert H. Moone
                                       -----------------------------------
                                       Robert H. Moone, President and
                                       Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------


    99.1 Press release issued by State Automobile Mutual Insurance Company on June 29, 2003.

    99.2 Letter dated June 30, 2003, from Robert H. Moone, President and Chief Executive Officer of State Automobile Mutual Insurance Company, to Gregory M. Shepard.

    99.3 Press release issued jointly by State Automobile Mutual Insurance Company and State Auto Financial Corporation on June 30, 2003.